UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2018

Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-37830 (Commission File Number)	61-1797411 (I.R.S. Employer Identification No.)

599 S. Rivershore Lane Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 938-1047
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                   Other Events.

As previously disclosed, on November 2, 2018, Lamb Weston Holdings, Inc. (“the Company,” “we,” or “our”) entered into a Membership Interest Purchase Agreement with Ochoa Ag Unlimited Foods, Inc. (“Ochoa”) to acquire Ochoa’s 50.01% interest in Lamb Weston BSW, LLC (“Lamb Weston BSW”), the Company’s potato processing venture with Ochoa. Prior to this date, we held a 49.99% interest in Lamb Weston BSW. On December 18, 2018, we completed our acquisition of the remaining interest in Lamb Weston BSW.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
		Name:	Eryk J. Spytek
		Title:	Senior Vice President, General Counsel and Corporate Secretary
Date: December 18, 2018

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